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                            INDUSTRIAL BUILDING LEASE

1. Parties. This Lease, dated, for reference purposes only, May 6 1996, is made by and between FOWLER PROPERTIES, INC. ____________________ (herein called Lessor") and Wollenberg Group, A California Corp. (herein called 'Lessee")

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Orange State of California, commonly known as 145 West Meats Avenue, Orange and described as 16,000 sq. ft.

Said real property including the land and all improvements thereon, is herein called the Premises".

3. Term.

     3.1 Term. The term of this Lease shall be for Three (3) Years commencing on June 1, 1996 and ending on May 1, 1999 unless sooner terminated pursuant to any provision hereof.

     3.2 Delay in Commencement. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee here. under or extend the term hereof, but in such case Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; Provided, however, that if Lessor shall not have delivered possession of the Premises within sixty 160) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligation hereunder. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay for such period at the initial monthly rates set forth below.

     4 Rent. Lessee shall pay to Lessor as rent for the Premises Two Hundred Thirty Eight Thousand Eight Hundred ($ 238,800.00), payable in equal monthly installments of See Addendum dollars ($ ), in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof _________________ See Addendum dollars ($ ) AS RENT FOR THE first month's rent and security deposit of the term of this lease. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.


5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $5,000.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand thereof or deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or. at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. than normal

6. Use.

     6.1 Use. The Premises shall be used and occupied only for Woodworking and futon manufacturing _________________________________________________ Lessee
warrants that its use of the Premises does not involve the handling of toxic substances or hazardous materials.

     6.2 Compliance with Law. Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.
    6.3 Condition of Premises. Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

7. Maintenance, Repairs and Alterations.
     7.1 Lessor's Obligations. Subject to the provisions of Article 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees. Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.
     7.2 Lessee's Obligations.
         (a) Subject to the provisions of Paragraph 9 and Paragraph 7.1, Lessee, at Lessee's expense shall keep in good order, condition and repair the Premises and every part thereof (regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Lessee), including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises and all sidewalks, landscaping, driveways, parking tots, fences and signs located in the areas which are adjacent to and included with the Premises. Lessee shall pay for all damages to Premises caused by vandalism or forced entry. Lessee acknowledges its affirmative duty and obligation to conduct its affairs in a way that will not interfere with the use and quiet enjoyment of other tenants adjacent to their Premises.
         (b) If Lessee fails to perform Lessee's obligations under this Paragraph 7.2, Lessor may at Lessor's option enter upon the Premises after 10 days' prior written notice to Lessee, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of 10% per annum shall be due and payable as additional rent to Lessor together with Lessee's next rental installment,
         (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and tear excepted, Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to Paragraph 7.3(c), which repair shall include the patching and filling of holes and repair of structural damage.

     7.3 Alterations and Additions.

        (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, or utility installations in, on or about the Premises. As used in this Paragraph 7.3, the term "utility installations" shall include bus ducting, power panels, fluorescent fixtures, space heaters, conduits and wiring. As a condition to giving such consent, Lessor may require that Lessee agree to remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Premises to their prior condition. As a further condition to giving such consent, Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanics' and materialmen's liens and to insure completion of the work
         (b) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein, Lessee shall give Lessor not less than ten 110) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.
         (c) Unless Lessor requires their removal, as set forth in paragraph 7.3(a), all alternations, improvements, additions and utility installations whether or not such utility installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(c), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8. Insurance; indemnity.
     8.1 Liability Insurance. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease or during the time when Lessee occupies the Premises, whichever is longer, a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use occupancy or maintenance

                                  MULTI-TENANCY



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certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii)I acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed, Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.
         (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (iii that there are no uncured defaults in Lessor's performance, and (iii) that not more than on month's rent has been paid in advance.
         (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender, Such statements shall include the past three years' financial statement of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purpose herein set forth.
     16.2 Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in Question of the fee title or a Lessee's interest in a ground lease of the Premises, and except as expressly provided in
Article 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership. No successor in interest to Lessor shall be liable for any default occasioned by his predecessor in interest.
     16.3 Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof,
     16.4 Interest on Past due obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 1O% per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.
     16.5 Time of Essence. Time is of essence.
     16.6 Captions. Article and paragraph captions are not a part hereof.
     16.7 incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective, This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.
     16.8 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be served personally or by regular mail, addressed to Lessor and Lessee respectively at the addresses set forth next to their signatures at the end of this Lease.
     16.9 Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee, The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.
     16.10 Recording. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes, provided however, that the short-form memorandum of this lease may not be recorded without the consent of Lessor.
     16.11 Holding over. If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.
     16.12 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.
     16.13 Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition,
     16.14 Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16,2, this Lease shall bind the parties, their personal representatives, successors and assigns, This Lease shall be governed by the laws of the State of California,
     16.15 Subordination.
         (a) This Lease is subordinate to any ground lease, first deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacement and extensions thereof. Lessee hereby specifically agrees, as a material consideration for the execution and delivery of this Lease by Lessor, to attorn to the ground lessor, first mortgagee, purchasers at a foreclosure sale, to the receiver of a deed in lieu of foreclosure, or to successors and assigns of the above, If any mortgagee, beneficiary or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.
         (b} Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within five 15) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.
     16.16 Attorney's Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court, The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.
     16.17 Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee,
     16.18 Signs and Auctions. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent.
     16.19 Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.
     16.20 Corporate Authority. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws of said corporation, and that this


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Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall, within thirty (301 days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.
     16.21 Parking Spaces. Without any additional rent obligation on the part of Lessee, Lessee, its officers, employees and agents shall be entitled to

    32 parking spaces to be assigned by Lessor. Said spaces shall be limited to vehicles no larger than standard sized automobiles or pick-up utility vehicles and Lessee shall not park larger trucks or other large vehicles on the Entire Premises. Lessee shall not use more parking spaces than the number first above set forth; if Lessee parks additional vehicles in the parking area, Lessor may require the payment of a reasonable daily charge for each such additional vehicle or may require Lessee to cease parking additional vehicles on the Premises.
     16.22 identification Signs.
         (a) Lessee shall provide own identification sign with design and lettering subject to Lessor approval.
         (b) No other signs will be permitted on leased premises,

See Addendum 16.23--16.27
     Executed on 5/8/96, 1996, at 0range County, California.

FOWLER PROPERTIES INC.

By
   By /s/ Dale E. Fowler
----------------------------------------------------------
                                             Wollenberg Group, A California Corp
"LESSEE"
                            "LESSOR"
                                    GUARANTY

    The undersigned guarantors hereby guarantee to Lessor the full performance of each and every obligation of Lessee required to be performed under the terms of the above INDUSTRIAL BUILDING LEASE, including the payment of all rentals and other sums due from Lessee to Lessor. This Guaranty is entered into in order to induce Lessor to execute the above Lease with Lessee and will continue in full force and effect throughout the term of the above Lease or any extension thereof, The undersigned guarantors hereby consent to and waive notice of any and all modifications of, amendments to, or changes in the terms and conditions of the above Lease agreed to between Lessor and Lessee,
    Executed on ___________________________, 1996 at Orange County, California.



                                                 Gerrit P. Wollenberg



                                   GUARANTORS




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ADDENDUM TO LEASE DATED MAY 6, 1996, BETWEEN FOWLER PROPERTIES, INC. ("LESSOR")
AND WOLLENBERG GROUP, a California Corporation ("LESSEE") OF PREMISES KNOWN AS 145 WEST MEATS AVE. ORANGE, CALIFORNIA

16.23.                                                 RENT SCHEDULE.
     JUNE 1, 1996 through NOVEMBER 30, 1996         $3,440.00 per mo.
     DECEMBER 1, 1996 through MAY 31, 1997          $6,880.00 per mo.
     JUNE 1, l997 through MAY 3l, 1998              $7,220.OO per mo.
     JUNE 1, 1998 through MAY 31, 1999              $7,520.00 per mo.

16.24.   LEASE COMMENCEMENT AND POSSESSION.

         Lease shall commence and Lessee shall possess premises June 1, 1996 provided Lessee has paid to Lessor all prepaid funds DUE.

16.25.   PREPAID FUNDS.

         On or before May 7, 1996 Lessee shall remit to Lessor the following:
               $3,440.00        TO BE APPLIED TO June 1996 RENT.
               $5,000.00        as a security DEPOSIT. SEE (SEC. 5.)
         On OR BEFORE June 1, 1996 Lessee shall remit to Lessor the following:
               $7,520.00        to be applied to May 1999 rent.
         Should Lessee FAIL TO PAY TO LESSOR THE sum OF $7,520.00 ON OR BEFORE JUNE 1, 1996 this lease shall not commence and NO possession will BE given. Furthermore, THE JUNE 1996 RENT and security DEPOSIT totaling $8,440.00 shall BE RETAINED BY LESSOR and given UP BY LESSEE.

16.26. TENANT IMPROVEMENTS. Lessor shall pay for and PROVIDE FOR FOLLOWING improvements to BE made:

         a. ADD OFFICES with typical electrical distribution, lighting and HVAC as described IN EXHIBIT A.

         b. Repair two WAREHOUSE DIVISION WALLS and PROVIDE FOR ONE SET OF DOUBLE DOORS IN EACH AS DESCRIBED IN EXHIBIT A.

16.27.  OPTION TO EXTEND TERM.

         (a) SUBJECT TO THE CONDITIONS HEREINAFTER SET FORTH IN THIS PARAGRAPH, LESSEE IS GIVEN THE OPTION TO EXTEND THE INITIAL THREE (3) YEAR TERM OF THIS LEASE FOR AN ADDITIONAL PERIOD OF THREE (3) YEARS UPON THE SAME TERMS and CONDITIONS AS ARE HEREIN CONTAINED WITH RESPECT TO THE INITIAL TERM, EXCEPT THAT THE RENT SHALL BE ADJUSTED AS FOLLOWS:

              Three (3) years at $7,680.00 Per month.
         (b) the right to exercise such option is subject to each and all of the following conditions: (1) Lessee shall give written notice to Lessor of the exercise of such option at least 90 days


                                   GUARANTORS




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         Prior to the expiration of the initial three (3) year term of the lease.

         (2) The lease is in full force and effect at the time of giving the option notice, as well as at the commencement of the extension.

         (3) Lessee is in possession of the premises; and

         (4) Lessee is current with all rent obligations and is not in default at the time of exercise or commencement of the extended term.

ADDENDUM PAGE 1                                                       Initials



                                   GUARANTORS




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                                    EXHIBIT A
                               [GRAPHIC OMITTED]


                               145 W. MEATS AVE.


                            [diagram of layout here]

                                    INITIALS






                                   GUARANTORS